Exhibit 10.1

                            STOCK PURCHASE AGREEMENT

STOCK PURCHASE AGREEMENT, dated as of January 19, 2006 (this "Agreement"), by and among Moonlight Graham Inc., a California corporation having an address at 1001 W. 17th St. Suite E Costa Mesa, CA 92627 ("Seller"), and Denm Group, LLC., limited liability company organized under the laws of Nevada having an address at 820 North Orleans St. Suite 208 Chicago, Illinois 6060 ("Purchaser").

                               W I T N E S S E T H

WHEREAS, Seller desires to sell to Purchaser a total of all shares of the Seller's common stock, $0.01 par value per share, (the "Shares"), representing one hundred percent (100%) of the issued and outstanding shares of the common stock of the Seller (the "Common Stock"), on the terms and conditions set forth herein; and

WHEREAS, Purchaser desires to purchase the Shares on the terms and conditions set forth herein;

NOW THEREFORE, in consideration of the promises and respective mutual agreements herein contained, it is agreed by and between the parties hereto as follows.

                                    ARTICLE I
                        SALE AND PURCHASE OF THE SHARES

1.1 Sale of the Shares. Upon the Closing, as defined below, subject to the terms and conditions herein set forth, on the basis of the representations, warranties and agreements herein contained, Seller shall deliver the Shares to Purchaser who shall purchase the Shares from the Seller.

1.2 Instruments of Conveyance and Transfer. At the Closing, Seller shall deliver, a certificate or certificates representing the Shares to Purchaser, in form and substance satisfactory to Purchaser (the "Certificates"), as shall be effective to vest in Purchaser all right, title and interest in and to all of the Shares.

1.3 Consideration and Payment for the Shares. In consideration for the purchase of the Shares, Purchaser shall : .deliver 2,500,000 shares of common stock Rule 144 restricted of Denim Apparel Group ("DPGP") at which time Moonlight Graham Inc. shall become a wholly owned subsidiary of the Denim Apparel Group.

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1.4 Closing. The closing of the sale and purchase of the Shares will take place no later than February 10, 2006 at such time and place as the Parties may agree upon.

                                   ARTICLE II
                                  THE FUNDING

2.1 Funding Terms. Purchaser agrees to provide to Seller funding of One Million Five Hundred Thousand (1,500,000.00) dollars (the "Funding") over the course of 12 months in the form of cash, credit enhancement, or line of credit (the "Funding").

2.2 Funding Schedule. Seller should provide a minimum of Five Hundred Thousand (500,000) dollars cash in the first 120 days.

                                   ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

3.1 REPRESENTATIONS AND WARRANTIES OF THE SELLER. The Seller represents and warrants to the Purchaser now and as of the Closing, the following:

       a. Transfer of Title. Seller shall transfer title in and to the Shares to the Purchaser free and clear of all liens, security interests, pledges, encumbrances, charges, restrictions, demands and claims, of any kind or nature whatsoever, whether direct or indirect or contingent.

       b. Due Execution. This Agreement has been duly executed and delivered by the Seller.

       c. Valid Agreement. This Agreement constitutes, and upon execution and delivery thereof by the Seller, will constitute, a valid and binding agreement of the Seller enforceable against the Seller in accordance with its respective terms.

       d. Authorization. The execution, delivery and performance by the Seller of this Agreement and the delivery by the Seller of the Shares have been duly and validly authorized and no further consent or authorization of the Seller or an other is required.

       e. Seller's Title to Shares; No Liens or Preemptive Rights; Valid Issuance. Seller has and at the Closing will have full and valid title, possession and control of the Shares; there is and will be no existing impediment or encumbrance to the sale and transfer of the Shares to the Purchaser; and on delivery to the Purchaser of the Shares, all of the Shares will be free and clear of all taxes, liens, encumbrances, charges or assessments of any kind and shall not be subject to preemptive rights, tag-along rights, or

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similar rights of any of the stockholders of the Company. The Shares are and will be legally and validly issued in material compliance with all applicable U.S. federal and state securities laws, and will be fully paid and non-assessable shares of the Company's common stock; and the Shares have all been issued under duly authorized resolutions of the Board of Directors of the Company. At the Closing, Seller shall deliver to the Escrow Agent the Certificates subject to no liens, security interests, pledges, encumbrances, charges, restrictions, demands or claims in any other party whatsoever.

       f. No Governmental Action Required. The execution and delivery by the Seller of this Agreement does not and will not, and the consummation of the transactions contemplated hereby will not, require any action by or in respect of, or filing with, any governmental body, agency or governmental official.

       g. Compliance with Applicable Law and Corporate Documents. The execution and delivery by the Seller of this Agreement does not and will not and, the sale by the Seller of the Shares does not and will not contravene or constitute a default under or violation of (i) any provision of applicable law or regulation,
(ii) the articles of incorporation or by-laws of the Seller, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Seller or any its assets, or result in the creation or imposition of any lien on any asset of the Seller. The Seller is in compliance with and conforms to all statutes, laws, ordinances, rules, regulations, orders, restrictions and all other legal requirements of any domestic or foreign government or any instrumentality thereof having jurisdiction over the conduct of their businesses or the ownership of their properties.

       h. Due Diligence Materials. The information furnished by the Seller to the Purchaser for purposes of or in connection with this Agreement or any transaction contemplated hereby does not, and all such information hereafter furnished by the Seller to the Purchaser will not (in each case taken together and on the date as of which such information is furnished), contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein, in the light of the circumstances under which they are made, not misleading.

       i. Not a Voting Trust: No Proxies. None of the Shares are or will be subject to any voting trust or agreement. No person holds or has the right to receive any proxy or similar instrument with respect to the Shares. Except as provided in this Agreement, the Seller is not a party to any agreement which offers or grants to any person the right to purchase or acquire any of the Shares. There is no applicable local, state or federal law, rule, regulation, or decree which would, as a result of the sale contemplated by this Agreement, impair, restrict or delay any voting rights with respect to the Shares.

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       j. Survival of Representations. The representations and warranties herein by the Seller will be true and correct in all material respects on and as of the Closing with the same force and effect as though said representations and warranties had been made on and as of the Closing and will, except, provided herein, survive the Closing.

       k. No Solicitation. No form of general solicitation or general advertising was used by the Seller or, to the best of its actual knowledge, any other person acting on behalf of the Seller, in connection with the offer and sale of the Shares. Neither the Seller, nor, to its knowledge, any person acting on behalf of the Seller, have, either directly or indirectly, sold or offered for sale to any person (other than the Purchaser) any of the Shares, and the Seller represent that they will not, nor will any person authorized to act on its behalf (except that the Seller makes no representation as to the Purchaser) sell or offer for sale any such security to, or solicit any offers to buy any such security from, or otherwise approach or negotiate in respect thereof with, any person or persons so as thereby to cause the issuance or sale of any of the Shares to be in violation of any of the provisions of Section 5 of the Securities Act of 1933, as amended or any other provision of federal or state law.

       l. Due Organization. Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada with full power and authority to own, lease, use, and operate its properties and to carry on its business as and where now owned, leased, used, operated and conducted. Seller has no subsidiaries.

       m. SEC Representations. Through the date hereof, Seller is not and has never been required to file any reports with the SEC. In connection with all shares of common stock and other securities issued by Seller from inception to date, Seller has complied with the registration requirements of the federal Securities Act of 1933 and all applicable state blue sky laws or has relied upon a valid, applicable exemption from those registration requirements.

       n. Restricted Securities. Seller understands that the Shares have not been registered pursuant to the Securities Act or any applicable state securities laws and were not issued under any exemption to such laws, that the Shares will be characterized as "restricted securities" under federal securities laws, and that under such laws and applicable regulations the Shares cannot be sold or otherwise disposed of without registration under the Securities Act or an exemption therefrom. In this connection, Purchaser represents that it is familiar with Rule 144 promulgated under the Securities Act, as currently in effect, and understands the resale limitations imposed thereby and by the Securities Act. Stop transfer instructions may be issued to the transfer agent

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for securities of Seller (or a notation may be made in the appropriate records of Seller) in connection with the Shares.

       o. Legend. It is agreed and understood by Purchaser that the Certificates will each contain conspicuously set forth on the face or back thereof a legend in substantially the following form:

       THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

       p. Financial Statements. (a) The Purchaser has received a copy of the unaudited financial statements of Seller for the period ended December 31, 2005 and the related statements of income and retained earnings for the period then ended (the "Financial Statements"). The Financial Statements have been prepared in accordance with generally accepted accounting principles consistently followed by Seller throughout the periods indicated. Such financial statements fairly present the financial condition of Seller at the dates indicated and its results of its operations and cash flows for the periods then ended and, except as indicated therein, reflect all claims against, debts and liabilities of Seller, fixed or contingent, and of whatever nature. Since December, 31 2004, (the "Balance Sheet Date"), there has been no material adverse change in the assets or liabilities, or in the business or condition, financial or otherwise, or in the results of operations or prospects, of Seller, whether as a result of any legislative or regulatory change, revocation of any license or rights to do business, fire, explosion, accident, casualty, labor trouble, flood, drought, riot, storm, condemnation, act of God, public force or otherwise and no material adverse change in the assets or liabilities, or in the business or condition, financial or otherwise, or in the results of operation or prospects, of Seller except in the ordinary course of business. Seller will not be obligated to any party beyond that shown in the Financial Statements, for employee compensation or for any other obligation.

       q. No Litigation. Seller is not a party to any suit, action, arbitration, or legal, administrative, or other proceeding, or pending governmental investigation which it has not disclosed to Purchaser. Seller is not subject to or in default with respect to any order, writ, injunction, or decree of any federal, state, local, or foreign court, department, agency, or instrumentality.

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       r. No Taxes. Seller is not liable for any income, sales, withholding, real or personal property taxes to any governmental agencies whatsoever. All United States federal, state, county, municipality local or foreign income tax returns and all other material tax returns (including foreign tax returns) which are required to be filed by or on behalf of Seller have been or will be filed as of the Closing and all material taxes due pursuant to such returns or pursuant to any assessment received by Seller have been or will be paid as of the Closing, except those being disputed in good faith and for which adequate reserves have been established. The charges, accruals and reserves on the books of Seller in respect of taxes or other governmental charges have been established in accordance with GAAP.

       s. No Stockholder Approval Required. The acquisition of the Shares by Purchaser from Seller does not require the approval of the stockholders of Seller under the California Corporation Law ("CCL"), the Company's articles of incorporation or bylaws, or any other requirement of law or, if stockholder approval is required it has or will, prior to the Closing, be properly obtained in accordance with the requirements of Seller's articles of incorporation and by- laws and the CCL.

       t. No Dissenters' Rights. The acquisition of the Shares by Purchaser from Seller will not give rise to any dissenting stockholders' rights under the NCL, Seller's articles of incorporation or bylaws, or otherwise.

4.2 REPRESENTATIONS AND WARRANTIES OF PURCHASER. Unless specifically stated otherwise, Purchaser represents and warrants that the following are true and correct as of the date hereof and will be true and correct through the Closing as if made on that date:

       a. Due Execution. This Agreement has been duly executed and delivered by the Purchaser.

       b. Valid Agreement. This Agreement constitutes, and upon execution and delivery thereof by the Purchaser, will constitute, a valid and binding agreement of the Purchaser enforceable against the Purchaser in accordance with its respective terms.

       c. Authorization. The execution, delivery and performance by the Purchaser of this Agreement and the purchase by the Purchaser of the Shares have been duly and validly authorized and no further consent or authorization of the Purchaser or any other is required.

       e. Restricted Securities. Purchaser understands that the Shares have not been registered pursuant to the Securities Act or any applicable state securities laws and were not issued under any exemption to such laws, that the Shares will be characterized as "restricted securities" under federal securities laws, and that under such laws and applicable regulations the Shares cannot be sold or otherwise disposed of without registration under the Securities Act or an exemption therefrom. In this connection, Purchaser represents that it is familiar with Rule 144 promulgated under the Securities Act, as currently in effect, and understands the resale limitations imposed thereby and by the Securities Act. Stop transfer instructions may be issued to the transfer agent for securities of Seller (or a notation may be made in the appropriate records of Seller) in connection with the Shares.

       f. Legend. It is agreed and understood by Purchaser that the Certificates will each contain conspicuously set forth on the face or back thereof a legend in substantially the following form:

       THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

       g. Disclosure of Information. Purchaser acknowledges that it has been or will be furnished with information regarding Seller and its business, assets, results of operations, and financial condition to allow Purchaser to make an informed decision regarding an investment in the Shares. Purchaser represents that it has had o will have an opportunity to ask questions of and receive answers from Seller regarding Seller and its business, assets, results of operation, and financial condition.

       h. Due Diligence Materials. The information furnished by Purchaser to Seller for purposes of or in connection with this Agreement or any transaction contemplated hereby does not, and all such information hereafter furnished by Purchaser to Seller will not (in each case taken together and on the date as of which such information is furnished), contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein, in the light of the circumstances under which they are made, not misleading.

       i. Survival of Representations. The representations and warranties herein by Purchaser will be true and correct in all material respects on and as of the Closing with the same force and effect as though said representations and warranties had been made on and as of the Closing and will, except, provided herein, survive the Closing.

       j. No Solicitation. No form of general solicitation or general advertising was used by the Seller or, to the best of Purchaser's actual knowledge, any other person acting on behalf of the Seller, in connection with the offer and sale of the Shares. Neither the Seller, nor, to Purchaser's knowledge, any person acting on behalf of the Seller, have, either directly or indirectly, sold or offered for sale to any person (other than the Purchaser) any of the Shares, and the Purchaser represents that it will not, nor will any person authorized to act on its or Seller's behalf sell or offer for sale any such security to, or solicit any offers to buy any such security from, or otherwise approach or negotiate in respect thereof with, any person or persons so as thereby to cause the issuance or sale of any of the Shares to be in violation of any of the provisions of Section 5 of the Securities Act of 1933, as amended, or any other provision of federal or state law.

       k. Due Organization. Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada with full power and authority to own, lease, use, and operate its properties and to carry on its business as and where now owned, leased, used, operated and conducted. Seller has no subsidiaries.

                                    ARTICLE V
                            CONFIDENTIAL INFORMATION

Both prior to and after the Closing, information which each party views as confidential or proprietary may be made available to the other party. This information may include, but not be limited to, business or marketing plans, financial results and statements, markets, projected activities, results of operations, customers and potential customers, suppliers, contracts, intellectual property, computer programs, compilations, trade secrets, stock ownership, and other financial information (collectively, the "Confidential Information").

Each party agrees that all Confidential Information (1) will be kept and maintained confidential, (2) will not be disclosed to any third party without the prior written consent of the disclosing party, (3) will under no circumstances (and without in any manner limiting the preceding clause) be disclosed to, or utilized in connection with, any supplier, customer or competitor (present or potential), (4) will not be reproduced without the prior written consent of the disclosing party, and (5) will not in any way be used, or be permitted to be used, in a manner detrimental to the disclosing party's business and prospects.

The foregoing limitations will not apply to any information that would otherwise be within the definition of Confidential Information which may be required to be disclosed by law or a judicial, administrative or governmental process. In the event that either party is requested or required in a judicial, administrative or government proceeding to disclose any Confidential Information, the disclosing party will be provided with prompt notice of such request and all related proceedings so that the disclosing party may seek an appropriate protective order or waive compliance with the provisions of this Confidentiality Agreement.

Confidential Information does not include information that (i) becomes generally available to the public other than as a result of a disclosure by a receiving party hereunder or its agents, employees, directors or representatives, (ii) was available to a receiving party hereunder on a non-confidential basis prior to the disclosure the disclosing party, or (iii) becomes available on a non-confidential basis from a source other than the disclosing party, provided that such source is not known by the receiving party or its agents, employees, directors or representatives to be prohibited from transmitting the information to it by any confidentiality agreement with the disclosing party or by any other contractual, legal or fiduciary obligation.

                                   ARTICLE VI
                                   COVENANTS

From the date of this Agreement to Closing, Seller and Purchaser covenant as follows.

       a. Seller and Purchaser, to the best of their ability, will preserve intact the current status of each company.

       b. Seller will not enter into any contract, written or oral, or business transaction, not in the ordinary course of its business; and will not agree to any merger or business combination.

       c. Seller will not encumber or mortgage any right or interest in the Shares, and will not transfer any rights to the Shares to any third party whatsoever.

                                   ARTICLE VII
                                INDEMNIFICATION

Each Party hereby agrees to, indemnify and hold harmless the other Party against any losses, joint or several, to which the indemnified Party may become subject under the federal securities laws, any state or other federal law, statutory or common law, or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise by reason of the inaccuracy of any warranty or representation contained in this Agreement, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will in addition reimburse the indemnified Party for any legal or any other expenses reasonably incurred by the indemnified Party in connection with investigating or defending any such loss, claim, liability, action or proceeding. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of either Party and shall survive the Closing for a period of three (3) years.

                                  ARTICLE VIII
                                 MISCELLANEOUS

8.1 Waiver. Any term, provision, covenant, representation, warranty or condition of this Agreement may be waived, but only by a written instrument signed by the party entitled to the benefits thereof. The failure or delay of any party at any time or times to require performance of any provision hereof or to exercise its rights with respect to any provision hereof shall in no manner operate as a waiver of or affect such party's right at a later time to enforce the same. No waiver by any party of any condition, or of the breach of any term, provision, covenant, representation or warranty contained in this Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such condition or breach or waiver of any other condition of the breach of any other term, provision, covenant, representation or warranty. No modification or amendment of this Agreement shall be valid and binding unless it be in writing and signed by all parties hereto.

8.2 Entire Agreement. This Agreement sets forth the entire agreement and understanding of the parties hereto with respect to the transactions contemplated hereby, and supersedes all prior agreements, arrangements and understanding related to the subject matter hereof. No understanding, promise, inducement, statement of intention, representation, warranty, covenant or condition, written or oral, express or implied, whether by statute or otherwise, has been made by any party hereto which is not embodied in this Agreement or the written statement, certificates, or other documents delivered pursuant hereto or in connection with the transactions contemplated hereby, and no party hereto shall be bound by or liable for any alleged understanding, promise, inducement, statement, representation, warranty, covenant or condition not set forth.

8.3 Notices. Any notice or communications hereunder must be in writing and given by depositing same in the United States mail addressed to the party to be notified, postage prepaid and registered or certified mail with return receipt requested or by delivering same in person. Such notices shall be deemed to have been received on the date on which it is hand delivered or on the third business day following the date on which it is to be mailed. For purpose of giving notice, the addresses of the parties shall be:

If to Seller:
      Moonlight Graham
      1000 W.17th St. Suite E
      Costa Mesa, CA 92627
      949-679-4981
      949-679-4984 (fax)

        With a copy to:

If to  Purchaser:
Denm Group LLC
820 North Orleans St. Suite 208
Chicago, IL  60610
312-664-6636

        With a copy to:

Hank Gracin
Lehman and Eilen
50 Charles Lindbergh Blvd.
Uniondale, NY
516-222-0888

8.4 Governing Law. This Agreement shall be governed in all respects, including validity, construction, interpretation and effect, by the laws of the State of Nevada (without regard to principles of conflicts of law). Each of the parties hereto agrees to submit to the exclusive jurisdiction of any federal or state court within the City of Las Vegas, Nevada with respect to any claim or cause of action arising under or relating to this Agreement. The parties agree that any service of process to be made hereunder may be made by certified mail, return receipt requested, addressed to the party at the address appearing in Section
8.3. Such service shall be deemed to be completed when received. Seller and Purchaser each waives any objection based on forum non conveniens. Nothing in this paragraph shall affect the right of Seller or Purchaser to serve legal process in any other manner permitted by law.

8.5 Counterparts. This Agreement may be executed by the parties hereto in separate counterparts each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

8.6 Waivers and Amendments; Non-Contractual Remedies; Preservation of Remedies. This Agreement may be amended, superseded, canceled, renewed, or extended, and the terms hereof may be waived, only by a written instrument signed by authorized representatives of the parties or, in the case of a waiver, by an authorized representative of the party waiving compliance. No such written instrument shall be effective unless it expressly recites that it is intended to amend, supersede, cancel, renew or extend this Agreement or to waive compliance with one or more of the terms hereof, as the case may be. No delay on the part of any party in exercising any right, power or privilege shall hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any such right, power or privilege, or any single or partial exercise of any such right, power of privilege, preclude any further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies that any party may otherwise have at law or in equity. The rights and remedies of any party based upon, arising out of or otherwise in respect of any inaccuracy in or breach of any representation, warranty, covenant or agreement contained in this Agreement shall in no way be limited by the fact that the act, omission, occurrence or other state of facts upon which any claim of any such inaccuracy or breach is based may also be the subject of any other representation, warranty, covenant or agreement contained in this Agreement (or in any other agreement between the parties) as to which there is no inaccuracy or breach.

8.7 Binding Effect; No Assignment, No Third-Party Rights. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns. This Agreement is not assignable without the prior written consent of each of the parties hereto or by operation of law.

8.8 Further Assurances. Each party shall, at the request of the other party, at any time and from time to time following the Closing promptly execute and deliver, or cause to be executed and delivered, to such requesting party all such further instruments and take all such further action as may be reasonably necessary or appropriate to carry out the provisions and intents of this Agreement and of the instruments delivered pursuant to this Agreement.

8.9 Severability of Provisions. If any provision or any portion of any provision of this Agreement or the application of any such provision or any portion thereof to any person or circumstance, shall be held invalid or unenforceable, the remaining portion of such provision and the remaining provisions of the Agreement, or the application of such provision or portion of such provision is held invalid or unenforceable to person or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and such provision or portion of any provision as shall have been held invalid or unenforceable shall be deemed limited or modified to the extent necessary to make it valid and enforceable, in no event shall this Agreement be rendered void or unenforceable.

8.10 Captions. All section titles or captions contained in this Agreement are for convenience only, shall not be deemed a part of this Agreement and shall not affect the meaning or interpretation of this Agreement. All references herein to sections shall be deemed references to such parts of this Agreement, unless the context shall otherwise require.

8.11 Expenses. Except as otherwise expressly provided in this Agreement, whether or not the Closing occurs, each party hereto shall pay its own expenses incidental to the preparation of this Agreement, the carrying out of the provisions hereof and the consummation of the transactions contemplated.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement, as of the date first written herein above.



Moonlight Graham Inc.


By: _______________________________________

     President


Denm Group,LLC


By: ________________________________________
     Debbie Lebovitz
     President